May 14, 2019

Prospectus

Touchstone Funds Group Trust

	Class A	Class C	Class Y	Institutional Class
Touchstone Credit Opportunities II Fund	TMARX	TMACX	TMAYX	TARBX

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Touchstone Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from Touchstone Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, annual and semi-annual shareholder reports will be available on the Touchstone Funds’ website (TouchstoneInvestments.com/Resources), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future annual and semi-annual shareholder reports in paper, free of charge. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive paper copies of shareholder reports through the mail or otherwise change your delivery method, contact your financial intermediary or, if you hold your shares directly through Touchstone Funds, visit TouchstoneInvestments.com/Resources/Edelivery or call Touchstone Funds toll-free at 1.800.543.0407. Your election to receive shareholder reports in paper will apply to all Touchstone Funds that you hold through your financial intermediary or directly with Touchstone.

TOUCHSTONE CREDIT OPPORTUNITIES II FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Credit Opportunities II Fund (the “Fund”) (formerly, the Touchstone Arbitrage Fund) seeks absolute total return, primarily from income and capital appreciation.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares of Touchstone equity funds if you and your family invest, or agree to invest in the future, at least $25,000 in such Touchstone funds.  More information about these and other discounts is available from your financial professional, in the section titled “Choosing a Class of Shares” in the Fund’s prospectus and Statement of Additional Information ("SAI") on page 19 and 50, respectively, and in Appendix A–Intermediary-Specific Sales Charge Waivers and Discounts to the Fund's prospectus. If you purchase Class Y shares through a broker acting solely as an agent on behalf of its customers, that broker may charge you a commission. Such commissions, if any, are not charged by the Fund and are not reflected in the fee table or expense example below.

	Class A	Class C	Class Y	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee*	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.60%	0.60%	0.60%	0.60%
Distribution and/or Shareholder Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses(2)
Dividend and Interest Expenses on Securities Sold Short(2)	0.05%	0.05%	0.05%	0.05%
Other Operating Expenses(2)	0.48%	0.44%	0.31%	0.25%
Total Other Expenses	0.53%	0.49%	0.36%	0.30%
Acquired Fund Fees and Expenses (AFFE)(2)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(3)	1.39%	2.10%	0.97%	0.91%
Fee Waiver or Expense Reimbursement(4)	(0.25)%	(0.21)%	(0.08)%	(0.12)%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement(3)(5)	1.14%	1.89%	0.89%	0.79%
___________________________________________
*The wire redemption fee is capped at $15. In addition, the wire redemption fee may not exceed two percent (2%) of the amount being redeemed.
(1)Management Fees have been restated to reflect contractual changes to the Fund's Investment Advisory Agreement effective May 11, 2019.
(2) Dividend and Interest Expenses on Securities Sold Short, Other Operating Expenses, and Acquired Fund Fees and Expenses are estimated based on fees and expenses incurred by other similar funds within the Touchstone fund complex during the most recent fiscal year.
(3)Total Annual Fund Operating Expenses have been restated to reflect Acquired Fund Fees and Expenses and a contractual change in the Fund's Investment Advisory Agreement effective May 11, 2019 and will differ from the ratio of expenses to average net assets that is included in the Fund's annual report for the fiscal year ended September 30, 2018.
(4)Touchstone Advisors, Inc. (the "Advisor" or "Touchstone Advisors") and Touchstone Funds Group Trust (the “Trust”) have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.08%, 1.83%, 0.83%, and 0.73% of average daily net assets for Classes A, C, Y and Institutional Class shares, respectively. This contractual expense limitation is effective through May 30, 2020, but can be terminated by a vote of the Board of Trustees of the Trust (the “Board”) if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.
(5)Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will differ from the ratio of net expenses to average net assets shown in the annual report for the fiscal year ended September 30, 2018 due to a contractual change in the Fund's expense limitation agreement that took effect May 11, 2019.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that all fee waivers or expense limits for the Fund will expire after one year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional Class	Class C
1 Year	$610	$292	$91	$81	$192
3 Years	$895	$638	$301	$278	$638
5 Years	$1,200	$1,110	$529	$492	$1,110
10 Years	$2,065	$2,415	$1,182	$1,109	$2,415

Portfolio Turnover.  The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 254% of the average value of its portfolio. On May 11, 2019, the Fund changed its name, principal investment strategies, and sub-advisor. Consequently, this portfolio turnover is attributable to the previous sub-advisor and investment strategy. Frequent and active trading is not expected to be a principal investment strategy of the Fund under the Fund's current principal investment strategies; however, portfolio turnover is expected to be higher in the current period as a result of the change in sub-advisor.

The Fund’s Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its assets (including the amount of borrowings for investment purposes) in U.S. and non-U.S. debt instruments.

The Fund seeks to achieve its investment goal by investing in a wide array of debt securities or other debt instruments. The Fund may invest in debt instruments of any credit quality or rating and may invest without limit in loans, bonds and other debt instruments that are rated below investment grade by one or more nationally recognized statistical ratings organizations (“NRSRO”) (i.e., rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard & Poor’s Ratings Services (“S&P”)) or, if unrated, deemed by the Fund’s sub-advisor, Ares Capital Management II, LLC (“Ares”), to be of comparable quality.  These investments may include distressed or defaulted debt instruments.  Securities rated below investment grade are sometimes referred to as “high yield” or “junk” bonds.

In managing the Fund’s portfolio, Ares seeks to take advantage of opportunities presented from time to time in credit markets by systematically allocating and reallocating the Fund’s assets among core investments and opportunistic investments as credit market conditions change.

The Fund’s core investments include the following:

•	Opportunistic Liquid Credit—The Fund seeks to generate current income with attractive relative value by investing in senior secured and unsecured debt of U.S. and non-U.S. companies.

•	Structured Credit—The Fund seeks to generate current income and capital appreciation by investing in debt and equity securities of collateralized loan obligations in the U.S. and globally.

•	Special Situations—The Fund seeks capital appreciation by investing in distressed U.S. and non-U.S. corporate loans and bonds that trade at significant discounts to par value.

•
Hedges—The Fund engages in short selling, futures contracts, total return and interest rate swaps, pairs trades and options transactions in an attempt to achieve downside protection and reduce portfolio volatility. The Fund’s hedging strategies may include, among other things, entering into synthetic credit index short positions, single security short selling, pairs trades, futures contracts, total return and interest rate swaps, and certain options transactions.

The Fund may also invest in securities that may be offered and sold to only qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act").

In addition, the Fund may make opportunistic investments from time to time in stressed and distressed securities, including debtor-in-possession loans (sometimes referred to as “DIP” loans), exit financings, rescue financings, and post-bankruptcy equity securities, as well as preferred stock, convertible debt, and other securitized vehicles. DIP loans are a special kind of financing meant for companies that are financially distressed and in bankruptcy. Such loans typically have priority over existing debt, equity and other claims.

The corporate loans (commonly referred to as “bank loans”) in which the Fund invests are typically senior in payment priority and secured by a lien on the borrower’s assets.  These corporate loans may include second lien loans, mezzanine loans and, to a limited extent, DIP loans.  The capacity of a company to borrow and the quality of the credit underlying a corporate loan are typically determined based upon one or more of the projected cash flows of the borrower, the enterprise value of the borrower or the asset value of the collateral supporting any liens.

The corporate debt securities, including high yield bonds, and other similar debt instruments in which the Fund invests are typically unsecured and may be subordinated in payment priority to other debt of the borrower.  The terms governing these debt instruments may include features that can result in principal appreciation under certain circumstances.  The capacity of a company to issue debt securities or other similar debt instruments and the quality of the credit underlying a company’s debt securities or other similar debt instruments are typically determined based upon the projected cash flows of the borrower, the enterprise value of the borrower or both.

The Fund is non-diversified and therefore may, from time to time, have significant exposure to a limited number of issuers.

The Fund’s Principal Risks

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. Investments in the Fund are not bank guaranteed, are not deposits, and are not insured by the Federal Deposit Insurance Corporation (the "FDIC") or any other federal government agency.

As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Principal Investment Strategies and Risks” section of the Fund’s prospectus. The Fund is subject to the principal risks summarized below.

Collateralized Loan Obligations Risk: Typically, collateralized loan obligations are privately offered and sold, and thus are not registered under the securities laws. As a result, the Fund may in certain circumstances characterize its investments in collateralized loan obligations as illiquid. Collateralized loan obligations are subject to the typical risks associated with debt instruments (i.e., interest rate risk and credit risk). Additional risks of collateralized loan obligations include the possibility that distributions from collateral securities will be insufficient to make interest or other payments, the potential for a decline in the quality of the collateral, and the possibility that the Fund may invest in a subordinate tranche of a collateralized loan obligation.

Convertible Securities Risk: Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying security.

Counterparty Risk:  A counterparty (the other party to a transaction or an agreement) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Derivatives Risk: The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Risks associated with derivatives may include the risk that the derivative does not correlate well with the security, index, or currency to which it relates, the risk that the Fund will be unable to sell or close out the derivative due to an illiquid market, the risk that the counterparty may be unwilling or unable to meet its obligations, and the risk that the derivative could expose the Fund to the risk of magnified losses resulting from leverage. These additional risks could cause the Fund to experience losses to which it would otherwise not be subject.

•
Leverage Risk: Leverage occurs when the Fund uses borrowings, derivatives (such as futures or options), or similar instruments or techniques to gain exposure to investments in an amount that exceeds the Fund's initial investment. The use of leverage magnifies changes in the Fund's net asset value and thus may result in increased portfolio volatility and increased risk of loss. Leverage can create an interest expense that may lower the Fund’s overall returns. There can be no guarantee that a leveraging strategy will be successful.

•	Futures Contracts Risk: The risks associated with the Fund’s futures positions include liquidity and counterparty risks associated with derivative instruments.

•
Options Risk: Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The value of options can be highly volatile, and their use can result in loss if the sub-advisor is incorrect in its expectation of price fluctuations. Options, whether exchange traded or over-the-counter, may also be illiquid.

•
Swap Agreement Risk: Swap agreements (“swaps”), including total return swaps, are individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swaps may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swaps may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. A swap can be a form of leverage, which can magnify the Fund’s gains or losses. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Upon entering into a total return swap, the Fund is required to deposit initial margin but the parties do not exchange the notional amount. As a result, total return swaps may effectively add leverage to the Fund’s portfolio because the Fund would be subject to investment exposure on the notional amount of the swap.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

•
Preferred Stock Risk: In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.

Fixed-Income Risk: The market value of the Fund’s fixed-income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed-income securities will decrease in value if interest rates rise and increase in value if interest rates fall. Normally, the longer the maturity or duration of the fixed-income securities the Fund owns, the more sensitive the value of the Fund’s shares will be to changes in interest rates.

•
Corporate Loan Risk: The corporate loans, commonly referred to as bank loans, in which the Fund invests may be rated below investment grade. As a result, such corporate loans will be considered speculative with respect to the borrowers’ ability to make payments of interest and principal and will otherwise generally bear risks similar to those associated with non-investment grade securities. There is a high risk that the Fund could suffer a loss from investments in lower rated corporate loans as a result of a default by the borrower.

•
Credit Risk: The fixed-income securities in the Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due. This may cause the issuer’s securities to decline in value.

•
Interest Rate Risk: In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk.

•
LIBOR Transition Risk: The Fund may invest in securities or derivatives that are based on the London Interbank Offered Rate (LIBOR). LIBOR transition risk is the risk that the transition from LIBOR to alternative interest rate benchmarks is not orderly, occurs over various time periods or has unintended consequences.

•
Non-Investment-Grade Debt Securities Risk: Non-investment-grade debt securities are sometimes referred to as “junk bonds” and are considered speculative with respect to their issuers’ ability to make payments of interest and principal. There is a high risk that the Fund could suffer a loss from investments in non-investment-grade debt securities caused by the default of an issuer of such securities. Non-investment-grade debt securities may also be less liquid than investment-grade debt securities.

•
Distressed Securities Risk: Distressed securities are speculative and involve significant risks in addition to the risks generally applicable to non-investment grade debt securities. Distressed securities bear a substantial risk of default, and may be in default at the time of investment. The Fund will generally not receive interest payments on distressed securities, and there is a significant risk that principal will not be repaid, in full or at all. Distressed securities will likely be illiquid and may be subject to restrictions on resale.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers, while such events may not necessarily affect the U.S. economy or issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

Fund-of-Funds Risk: Certain Touchstone funds-of-funds may invest in the Fund. As investors purchase and redeem shares of the funds-of-funds, and as the assets of the funds-of-funds are allocated and reallocated among underlying funds, including the Fund, the Fund may experience large inflows or outflows of cash from time to time. As a result, the Fund may be required to sell securities or invest cash at times when it otherwise would not do so, realize additional capital gains or incur increased transaction costs, all of which could adversely affect the Fund’s performance. This activity could also have adverse effects on the Fund’s expense ratio, which will generally fall as the Fund’s assets increase and rise as the Fund’s assets decrease.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices, or at all.

Management Risk: In managing the Fund’s portfolio, the Advisor engages one or more sub-advisors to make investment decisions for a portion of or the entire portfolio. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

Non-Diversification Risk: The Fund is non-diversified, which means that it may invest a greater percentage of its assets than a diversified mutual fund in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event.

Pay-In-Kind Bonds Risk: Pay-in-kind bonds, a type of mezzanine financing, are securities that, at the issuer’s option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

Rule 144A Securities Risk: Rule 144A securities are restricted securities that may be purchased only by qualified institutional buyers in reliance on an exemption from federal registration requirements. Investing in Rule 144A securities may reduce the liquidity of the Fund's portfolio if an adequate institutional trading market for these securities does not exist. Prices of Rule 144A securities often reflect a discount, which may be significant, from the market price of comparable exchange-listed securities for which a liquid trading market exists.

Short Sales Risk: In a short sale, the Fund sells a security or other financial instrument, such as a futures contract, that it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. If the price of the security sold short rises between the time the Fund sells the security short and the time the Fund replaces the security sold short, the Fund will realize a loss on the transaction.

The Fund’s Performance

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the Fund’s average annual total returns for one year, five year, and since inception compare with the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The bar chart does not reflect any sales charges, which would reduce your return. The performance table does reflect any applicable sales charges. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. More recent performance information is available at no cost by visiting TouchstoneInvestments.com or by calling 1.800.543.0407.

On May 11, 2019, the Fund changed its name, principal investment strategies, and sub-advisor. Consequently, prior period performance would have been different if the Fund had not been managed by the prior sub-advisor using such sub-advisor’s arbitrage strategy.

Touchstone Credit Opportunities II Fund— Class A Shares Total Return as of December 31

Best Quarter: 4th Quarter 2015, 2.33%	Worst Quarter: 4th Quarter 2018, (2.24)%

The calendar year-to-date return for the Fund’s Class A shares as of March 31, 2019 is 3.76%.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an individual retirement account ("IRA"), 401(k), or other tax-advantaged account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A shares after-tax returns.

Average Annual Total Returns
For the periods ended December 31, 2018

	1 Year	5 Years	Since Inception (09-30-13)
Touchstone Credit Opportunities II Fund — Class A
Return Before Taxes	(8.39)%	(0.51)%	(0.44)%
Return After Taxes on Distributions	(8.93)%	(1.30)%	(1.19)%
Return After Taxes on Distributions and Sale of Fund Shares	(4.90)%	(0.67)%	(0.60)%
Touchstone Credit Opportunities II Fund — Class C
Return Before Taxes	(4.55)%	(0.08)%	(0.03)%
Touchstone Credit Opportunities II Fund — Class Y
Return Before Taxes	(2.47)%	1.00%	1.01%
Touchstone Credit Opportunities II Fund — Institutional Class
Return Before Taxes	(2.37)%	1.08%	1.10%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	1.87%	0.63%	0.60%

The Fund’s Management

Investment Advisor

Touchstone Advisors, Inc.

Sub-Advisor	Portfolio Manager(s)	Investment Experience with the Fund	Primary Title with Sub-Advisor
Ares Capital Management II LLC	Seth Brufsky	Since 2019	Founding Member, Senior Partner and Co-Head of Global Liquid Credit
	Jason Duko	Since 2019	Partner and Portfolio Manager
	Kapil Singh	Since 2019	Partner and Portfolio Manager

Buying and Selling Fund Shares

Minimum Investment Requirements

	Classes A, C, and Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional Class
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class A and C shares may be purchased and sold directly through Touchstone Securities, Inc. (“Touchstone Securities”) or through your financial intermediary. Class Y shares are available only through financial intermediaries who have appropriate selling agreements in place with Touchstone Securities. Institutional Class shares are available through Touchstone Securities or your financial intermediary. Shares may be purchased or sold by writing to Touchstone Securities at P.O. Box 9878, Providence, Rhode Island 02940, calling

1.800.543.0407, or visiting the Touchstone Funds’ website: TouchstoneInvestments.com. You may only sell shares over the telephone or via the Internet if the value of the shares sold is less than or equal to $100,000. Shares held in qualified retirement plans cannot be sold by telephone or via the Internet. If your shares are held by a processing organization or financial intermediary you will need to follow its purchase and redemption procedures.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-advantaged account, such as a 401(k) plan or an IRA. Withdrawals from a tax-advantaged account, however, may be taxable.

Financial Intermediary Compensation

If you purchase shares in the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

This prospectus applies to the Touchstone Credit Opportunities II Fund (the "Fund").

How Does The Fund Implement Its Investment Goal?

The Fund's investment goal and principal investment strategies are described above in the "Principal Investment Strategies" summary section.

The Fund’s core investments include the following:

•	Opportunistic Liquid Credit—The Fund seeks to generate current income with attractive relative value by investing in senior secured and unsecured debt of U.S. and non-U.S. companies.

•	Structured Credit—The Fund seeks to generate current income and capital appreciation by investing in debt and equity securities of Collateralized Loan Obligations (“CLO”) in the U.S. and globally.

•	Special Situations—The Fund seeks capital appreciation by investing in distressed U.S. and non-U.S. corporate loans and bonds that trade at significant discounts to par value.

•
Hedges—The Fund engages in short selling, futures contracts, total return and interest rate swaps, pairs trades and options transactions in an attempt to achieve downside protection and reduce portfolio volatility.

The Fund's sub-advisor, Ares Capital Management II LLC's ("Ares") investment philosophy, portfolio construction and portfolio management involve an assessment of the overall macroeconomic environment, financial markets and company-specific research and analysis.  A hallmark of the Fund’s investment philosophy will be a consistent and rigorous approach to due diligence and investment selection.

Can the Fund Depart From its Principal Investment Strategies?

In addition to the investments and strategies described in this prospectus, the Fund may invest in other securities, use other strategies and engage in other investment practices. These permitted investments and strategies are described in detail in the Fund's Statement of Additional Information (“SAI”).

The Fund’s investment goal is non-fundamental, and may be changed by the Trust’s Board of Trustees (the "Board") without shareholder approval.  Shareholders will be notified at least 60 days before any change takes effect.

The investments and strategies described throughout this prospectus are those that the Fund uses under normal circumstances.  During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in cash, repurchase agreements, and short-term obligations (i.e., fixed and variable rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Fund’s goals.  This defensive investing may increase the Fund’s taxable income, and when the Fund is invested defensively, it may not achieve its investment goal.  The Fund will do so only if the Fund’s sub-advisor believes that the risk of loss in using the Fund’s normal strategies and investments outweighs the opportunity for gains.  Of course, there can be no guarantee that any Fund will achieve its investment goal.

Other Investment Companies.  A Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act, the rules thereunder and applicable Securities and Exchange Commission (“SEC”) staff interpretations thereof, or applicable exemptive relief granted by the SEC.

Lending of Portfolio Securities. The Fund may lend its portfolio securities to brokers, dealers, and financial institutions under guidelines adopted by the Board, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Advisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower. More information on securities lending is available in the SAI.

ReFlow Liquidity Program. The Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow, or at other times at ReFlow’s discretion. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. In the event the Fund uses the ReFlow service, the Fund will pay a fee to ReFlow each time ReFlow purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. ReFlow’s purchases of Fund shares through the liquidity program are made on an investment-blind basis without regard to the Fund’s objective, policies or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund.

What are the Principal Risks of Investing in the Fund?

The following is a list of principal risks that may apply to your investment in the Fund.  Further information about investment risks is available in the Fund’s SAI:

Collateralized Loan Obligations Risk: A collateralized loan obligation is a type of asset–backed security that is an obligation of a trust typically collateralized by pools of loans, which may include domestic and foreign senior secured and unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade, or equivalent unrated loans. The cash flows from the trust are split into two or more portions, called tranches, which vary in risk and yield. The riskier portion is the residual, or “equity,” tranche, which bears some or all of the risk of default by the loans in the trust. The risks of an investment in a CLO largely depend on the type of underlying collateral securities and the tranche in which an underlying fund invests. Typically, CLOs are privately offered and sold, and thus are not registered under the securities laws. As a result, an underlying fund may in certain circumstances characterize its investments in CLOs as illiquid. In assessing liquidity, an underlying fund will consider various factors including whether the CLO may be purchased and sold in Rule 144A transactions and whether an active dealer market exists. CLOs are subject to the typical risks associated with debt instruments (i.e., interest rate risk and credit risk). Additional risks of CLOs include the possibility that distributions from collateral securities will be insufficient to make interest or other payments, the potential for a decline in the quality of the collateral, and the possibility that an underlying fund may invest in a subordinate tranche of a CLO. In addition, due to the complex nature of a CLO, an investment in a CLO may not perform as expected. An investment in a CLO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.

Convertible Securities Risk: Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying security.

Counterparty Risk:  A counterparty (the other party to a transaction or an agreement ) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Derivatives Risk: The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Risks associated with derivatives may include correlation risk, which is the risk that the derivative does not correlate well with the security, index, or currency to which it relates. Other risks include liquidity risk, which is the risk that the Fund may be unable to sell or close out the derivative due to an illiquid market, counterparty risk, which is the risk that the counterparty to a derivative instrument may be unwilling or unable to make required payments or otherwise meet its obligations, and leverage risk, which is the risk that a derivative could expose the Fund to magnified losses resulting from leverage. The use of derivatives for hedging purposes may result in losses that partially or completely offset gains in portfolio positions. Using derivatives can increase the volatility of the Fund’s share price. For some derivatives, it is possible for the Fund to lose more than the amount invested in the derivative instrument. Derivatives may, for federal income tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding periods for certain of the Fund’s assets and defer recognition of certain of the Fund’s losses. The Fund’s ability to invest in derivatives may be restricted by certain provisions of the federal income tax laws relating to the Fund’s qualification as a regulated investment company (“RIC”). These additional risks could cause the Fund to experience losses to which it would otherwise not be subject.

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Leverage Risk: Leverage occurs when a Fund uses derivatives or similar instruments or techniques to gain exposure to investments in an amount that exceeds a Fund’s initial investment. The use of leverage magnifies changes in a Fund’s net asset value and thus results in increased portfolio volatility and increased risk of loss. Leverage can also create an interest expense that may lower a Fund’s overall returns. There can be no guarantee that a leveraging strategy will be successful.

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Futures Contracts Risk: Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

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Options Risk: Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The value of options can be highly volatile, and their use can result in loss if the sub-advisor is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the Sub-Advisor to predict future price fluctuations and the degree of correlation between the options and securities markets. When options are purchased over the counter, the Fund bears counterparty risk, which is the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position.

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Swap Agreement Risk: Swap agreements (“swaps”), including total return swaps, are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates. Swaps may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swaps may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap calls for payments by the Fund, the Fund must be prepared to make such payments when due. Additionally, if the counterparty’s creditworthiness declines, the value of a swap may decline. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults, or becomes insolvent, the Fund may not be able to recoup the money it expected to receive under the contract. Finally, a swap can be a form of leverage, which can magnify the Fund’s gains or losses. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Upon entering into a total return swap, the Fund is required to deposit initial margin but the parties do not exchange the notional amount. As a result, total return swaps may effectively add leverage to the Fund’s portfolio because the Fund would be subject to investment exposure on the notional amount of the swap.

Equity Securities Risk:  A Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares. These factors contribute to price volatility. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of liquidation.

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Preferred Stock Risk:  Preferred stock represents an equity interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, both of which can have a negative impact on the stock’s price when interest rates decline.

Fixed Income Risk: The market value of the Fund’s fixed-income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed-income securities will decrease in value if interest rates rise and increase in value if interest rates fall. Normally, the longer the maturity or duration of the fixed-income securities the Fund owns, the more sensitive the value of the Fund’s shares will be to changes in interest rates.

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Corporate Loan Risk:  The corporate loans in which a Fund invests may be rated below investment grade. As a result, even though the corporate loans will typically be secured by a first or second priority lien on the borrower’s assets, such corporate loans will be considered speculative with respect to the borrowers’ ability to make payments of interest and principal and will otherwise generally bear risks similar to those associated with non-investment grade securities. There is a high risk that a Fund could suffer a loss from investments in lower rated corporate loans as a result of a default by the borrower. In addition, there can be no assurance that the liquidation of any collateral securing a corporate loan would satisfy the borrower’s obligation to a Fund in the event of non-payment of interest or principal, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of the bankruptcy or insolvency of a borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a corporate loan, and the collateral securing a corporate loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a borrower. Corporate loans are also subject to a number of risks described elsewhere in this prospectus, including credit risk, interest rate risk and liquidity risk. Each of these risks will be heightened with respect to corporate loans that are subordinated in payment or secured by a second or lower priority lien on the borrower’s assets.

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Credit Risk: The fixed-income securities in the Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest when due. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to those portfolios that invest a significant amount of their assets in non-investment grade (or "junk") bonds or lower-rated securities.

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Interest Rate Risk: The market price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a 1% fall in value for every year of duration. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. There may be less governmental intervention in the securities markets in the near future. An increase in interest rates could negatively impact a Fund’s net asset value.

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LIBOR Transition Risk: Certain instruments in which the Fund may invest rely in some fashion upon the London Interbank Offered Rate (LIBOR). The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a reduction in the value of certain instruments held by the Fund or reduce the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

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Non-Investment-Grade Debt Securities Risk: Non-investment-grade debt securities are sometimes referred to as “junk bonds” and are considered speculative with respect to their issuers’ ability to make payments of interest and principal. There is a high risk that a Fund could suffer a loss from investments in non-investment-grade debt securities caused by the default of an issuer of such securities. Part of the reason for this high risk is that non-investment-grade debt securities are generally unsecured and therefore, in the event of a default or bankruptcy, holders of non-investment-grade debt securities generally will not receive payments until the holders of all other debt have been paid. Non-investment-grade debt securities may also be less liquid than investment-grade debt securities.

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Distressed Securities Risk: Distressed securities are speculative and involve significant risks in addition to the risks generally applicable to non-investment grade debt securities. Distressed securities bear a substantial risk of default, and may be in default at the time of investment. A Fund will generally not receive interest payments on distressed securities, and there is a significant risk that principal will not be repaid, in full or at all. A Fund may incur costs to protect its investment in distressed securities, which may include seeking recovery from the issuer in bankruptcy. In any reorganization or liquidation proceeding relating to the issuer of distressed securities, a Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities, and any securities received in exchange for distressed securities, will likely be illiquid and may be subject to restrictions on resale.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers, while such events may not necessarily affect the U.S. economy or issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund’s investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer’s home country. There is a risk that issuers of foreign securities may not be subject to accounting standards or governmental supervision comparable to those to which U.S. companies are subject and that less public information about their operations may exist. There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities. Investments in securities of foreign issuers may be subject to foreign withholding and other taxes. In addition, it may be more difficult and costly for the Fund to seek recovery from an issuer located outside the United States in the event of a default on a portfolio security or an issuer’s insolvency proceeding. To the extent a Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

While a Fund’s net assets are valued in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are: (1) it may be expensive to convert foreign currencies into U.S. dollars and vice versa; (2) complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates; (3) government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces; (4) there may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis; (5) available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and (6) the inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

In addition, there are risks relating to ongoing concerns regarding the economies of certain European countries and their sovereign debt, as well as the potential for one or more countries to leave the European Union. In June 2016, the United Kingdom held a referendum resulting in a vote in favor of the United Kingdom leaving the European Union. These circumstances and potential future developments could have a negative effect on the United Kingdom’s and other European countries’ economies and may result in greater volatility in global financial and currency markets.

Fund-of-Funds Risk:  Certain Touchstone funds-of-funds may invest in the Fund.  As investors purchase and redeem shares of the funds-of-funds, and as the assets of the funds-of-funds are allocated and reallocated among underlying funds, including the Fund, the Fund may experience large inflows or outflows of cash from time to time.  As a result, the Fund may be required to sell securities or invest cash at times when it otherwise would not do so, realize additional capital gains or incur increased transaction costs, all of which could adversely affect the Fund’s performance.  This activity could also have adverse effects on the Fund’s expense ratio, which will generally fall as the Fund’s assets increase and rise as the Fund’s assets decrease.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices, or at all.

Management Risk:  In managing a Fund’s portfolio, the Advisor may engage one or more sub-advisors to make investment decisions on a portion of or the entire portfolio.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

Non-Diversification Risk: A non-diversified Fund may invest a significant percentage of its assets in the securities of a limited number of issuers, subject to federal income tax restrictions relating to the Fund’s qualification as a regulated investment company. Because a higher percentage of a non-diversified Fund’s holdings may be invested in the securities of a limited number of issuers, the Fund may be more susceptible to risks associated with a single economic, business, political or regulatory event than a diversified fund.

Pay-In-Kind Bonds Risk: Pay-in-kind bonds, a type of mezzanine financing, are securities that, at the issuer’s option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

Rule 144A Securities Risk: Rule 144A securities are restricted securities that may be purchased only by qualified institutional buyers in reliance on an exemption from federal registration requirements.  Investing in Rule 144A securities may reduce the liquidity of the Fund's portfolio if an adequate institutional trading market for these securities does not exist.  The Fund may be unable to sell Rule 144A securities at advantageous prices or times, or at all, if an insufficient number of qualified institutional buyers is interested in purchasing such securities.  Prices of Rule 144A securities often reflect a discount, which may be significant, from the market price of comparable exchange-listed securities for which a liquid trading market exists.  The Fund may also have to bear the expense of registering Rule 144A securities for resale and the risk of substantial delays in effecting the registration.

Short Sales Risk:  In a short sale, a Fund sells a security or other financial instrument, such as a futures contract, that it does not own.  To complete the transaction, a Fund must borrow the security to make delivery to the buyer.  A Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement.  If the price of the security sold short rises between the time a Fund sells the security short and the time a Fund replaces the security sold short, a Fund will realize a loss on the transaction.  Although a Fund’s potential gain on a short sale is limited to the amount at which the Fund sells the security short, a Fund’s potential loss on a short sale is limited only by the maximum attainable price of the security less the price at which the security was sold short.

Where Can I Find Information About the Fund’s Portfolio Holdings Disclosure Policies?

A description of the Fund’s policies and procedures for disclosing portfolio securities to any person is available in the SAI and can also be found on the Fund’s website at TouchstoneInvestments.com.

THE FUND’S MANAGEMENT

Investment Advisor
Touchstone Advisors, Inc.
303 Broadway, Suite 1100, Cincinnati, Ohio 45202

Touchstone Advisors has been a registered investment advisor since 1994. As of March 31, 2019, Touchstone Advisors had approximately $17.5 billion in assets under management. As the Fund’s investment advisor, Touchstone Advisors reviews, supervises, and administers the Fund's investment programs and also ensures compliance with the Fund’s investment policies and guidelines.

Touchstone Advisors is responsible for selecting the Fund’s sub-advisor(s), subject to approval by the Board.  Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise.  Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

•	Level of knowledge and skill;

•	Performance as compared to its peers or benchmark;

•	Consistency of performance over 5 years or more;

•	Level of compliance with investment rules and strategies;

•	Employees, facilities and financial strength; and

•	Quality of service.

Touchstone Advisors will also continually monitor each sub-advisor’s performance through various analyses and through in-person, telephone, and written consultations with a sub-advisor.  Touchstone Advisors discusses its expectations for performance with each sub-advisor and provides evaluations and recommendations to the Board of Trustees, including whether or not a sub-advisor’s contract should be renewed, modified, or terminated.

The SEC has granted an exemptive order that permits Touchstone Funds Group Trust (the “Trust”) or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements, or amend existing sub-advisory agreements without first obtaining shareholder approval.  The Fund must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Touchstone Funds. Shareholders of a Fund will be notified of any changes in its sub-advisor.

Two or more sub-advisors may manage a Fund, from time to time, with each managing a portion of the Fund’s assets.  If a Fund has more than one sub-advisor, Touchstone Advisors allocates how much of a Fund’s assets are managed by each sub-advisor. Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the sub-advisors.

Touchstone Advisors is also responsible for running all of the operations of the Fund, except those that are subcontracted to a sub-advisor, custodian, transfer agent, sub-administrative agent or other parties.  For its services, Touchstone Advisors is entitled to receive an investment advisory fee from the Fund at an annualized rate, based on the average daily net assets of the Fund.  The Annual Fee Rate below is the fee paid to Touchstone Advisors by the Fund, net of any advisory fee waivers and/or expense reimbursements, for the fiscal year ended September 30, 2018. Touchstone Advisors pays sub-advisory fees to each sub-advisor from its advisory fee.

Fund	Net Annual Fee Rate*
Credit Opportunities II Fund	1.04%
*Effective May 11, 2019, the Fund's investment advisory fee was contractually reduced from 1.05% on the first $500 million of assets, 1.00% on the next $500 million of assets, and 0.95% on assets over $1 billion, to 0.60% of the Fund's average daily net assets and the Fund's contractual operating expenses limitations were reduced to the amounts set forth in the Fund's Fees and Expenses table in the Summary section of the Prospectus.

Advisory and Sub-Advisory Agreement Approval. A discussion of the basis for the Board’s approval of the Fund’s advisory and sub-advisory agreements will be found in the Trust’s March 31, 2019 semi-annual report.

Additional Information

The Trustees of the Trust oversee generally the operations of the Fund and the Trust. The Trust enters into contractual arrangements with various parties, including, among others, the Fund's investment advisor, custodian, transfer agent, accountants and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any such individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and its shareholders, or give rise to any contract or other rights in any such individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Sub-Advisor and Portfolio Managers

Listed below is the sub-advisor and its portfolio managers that have responsibility for the day-to-day management of the Fund. A brief biographical description of each portfolio manager is also provided. The SAI provides additional information about the portfolio managers’ investments in the Fund, a description of their compensation structure, and information regarding other accounts that they manage.

Ares Capital Management II LLC (“Ares”), located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, serves as sub-advisor to the Credit Opportunities II Fund. Ares is a wholly owned subsidiary of Ares Management LLC, which is a wholly owned subsidiary of Ares Management, Corporation, a publicly traded, leading global alternative asset manager. As sub-advisor, Ares makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines. Founded in 1997, Ares is comprised of three distinct but complementary investment groups: Credit, Private Equity, and Real Estate. The firm has approximately 1,000 employees in over 18 offices across the globe. With approximately $96 billion in assets under management as of December 31, 2018, the Ares Credit Group is one of the largest global alternative credit managers and has approximately 235 dedicated investment professionals covering over 1,500 investments. As of December 31, 2018, Ares Management LLC and its affiliates (including Ares) had approximately $131 billion in assets under management. As of December 31, 2018, assets under management amounts include capital available to vehicles managed or co-managed by Ares and its affiliates, including funds managed by Ivy Hill Asset Management, L.P., a wholly owned portfolio company of Ares and a registered investment adviser.

Seth Brufsky, Partner, Co-Head of Global Liquid Credit. Mr. Brufsky is a Founding Member of Ares Management LLC. Mr. Brufsky is a Partner in the Ares Credit Group, Co-Head of Global Liquid Credit, Portfolio Manager and a member of the Management Committee of Ares Management. Additionally, he serves as a member of the Ares Credit Group’s U.S. Liquid Credit Investment Committee and the Ares Dynamic Credit Allocation Fund Investment Committee. Mr. Brufsky joined Ares in March 1998 from the Corporate Strategy and Research Group of Merrill Lynch & Co., where he specialized in analyzing and marketing non-investment grade securities and was acknowledged by Institutional Investor as a member of the top-ranked credit analyst team each year of his tenure. Prior to joining Merrill Lynch, Mr. Brufsky was a member of the Institutional Sales and Trading Group of the Global Fixed Income Division at Union Bank of Switzerland. He has over 25 years of investment experience.

Jason Duko, Partner and Portfolio Manager. Mr. Duko is a Partner and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group, where he is primarily responsible for managing Ares’ U.S. bank loan credit strategies. Mr. Duko also serves as a Vice President of Ares Dynamic Credit Allocation Fund, Inc. Additionally, he serves as a member of the Ares Credit Group’s U.S. Liquid Credit Investment Committee. Prior to joining Ares in 2018, Mr. Duko was a Portfolio Manager at PIMCO, where he managed bank loan assets across a broad range of investment strategies and was responsible for secondary loan trading across all sectors. Previously, Mr. Duko was an Associate Portfolio Manager at Lord Abbett & Co. LLC., where he focused on its leveraged loan business, portfolio management, trading decisions and marketing. He also held positions at Nomura Corporate Research and Asset Management and ING Pilgrim Research. Mr. Duko holds a B.S. from Arizona State University in Finance, where he was a Barrett Honors College Graduate.

Kapil Singh, Partner and Portfolio Manager. Mr. Singh is a Partner and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group, where he is primarily responsible for managing Ares’ U.S. high yield credit strategies. Additionally, he serves as a member of the Ares Credit Group’s U.S. Liquid Credit Investment Committee and the Liquid Credit Allocation Committee. Prior to joining Ares in 2018, Mr. Singh was a Portfolio Manager in the Global Developed Credit Group at DoubleLine Capital, where he managed high yield bonds across strategies and portfolios in a variety of investment vehicles. Previously, Mr. Singh was a Senior Analyst at the Post Advisory Group, where he managed high yield bonds and leveraged loans within the energy sector. In addition, Mr. Singh was Co-Portfolio Manager and Senior Credit Analyst

at Four Corners Capital, a subsidiary of Macquarie Funds Group. He also held positions at Bradford & Marzec, PPM America and Heller Financial. Mr. Singh holds a B.S. from the University of Illinois, Urbana-Champaign College of Business in Finance and an M.B.A. from Northwestern University, Kellogg School of Management in Strategy and Finance. Additionally, Mr. Singh is a CFA® charterholder.

Prior Performance for Similar Accounts Managed by Ares

The following table sets forth composite performance data relating to the historical performance of all accounts managed by Ares for the periods indicated with investment objectives, policies, strategies, and risks substantially similar to those of the Fund. The data is provided to illustrate the past performance of Ares in managing substantially similar accounts as measured against market indices and does not represent the performance of the Fund.

Average Annual Total Returns
For the periods ended March 31, 2019

	1 Year	5 Years	10 Years
Ares Credit Opportunities Composite (net)	0.95%	0.22%	6.15%
HFRI Fund Weighted Comp Index (reflects no deductions for fees, expenses or taxes)	0.90%	3.06%	5.69%

The Ares Credit Opportunities Composite (the “Composite”) represents the investment performance track record of a single commingled fund that invests in U.S. bank loan, high yield, structured product, and equity securities with a total return focus. Prior to September 2017, the composite was named Credit Opportunities Commingled Composite. The account comprising the composite is not subject to the same types of expenses to which the Fund is subject, certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the performance results for the account could have been adversely affected if the account had been regulated as investment companies under federal securities and tax laws. The account is managed by the Ares Credit Group, a division of Ares Management LLC.  The account in the Composite may utilize derivatives, such as credit default swaps, options, and futures, for hedging, return enhancement, and limited leverage.

The Composite total returns include the reinvestment of income and other earnings and reflect the deduction of all trading expenses. The Composite returns are net of actual management fees, incentive allocations, and other expenses allocated to investors. Incentive allocations are accrued monthly. The fee schedule currently in effect is as follows: 1.00% asset-based fee per annum and a 10% performance-based fee. Actual fees are not reflective of the expenses of the Fund and may vary depending on, among other things, the applicable fee schedule and portfolio size.  All returns are expressed in U.S. dollars.

Past performance of the Composite is not indicative of future results. As with any investment there is always the potential for gains as well as the possibility of losses.

Additional Information. The SAI provides additional information about the portfolio manager’s compensation structure, other managed accounts and ownership of securities in the Fund.

CHOOSING A CLASS OF SHARES

Share Class Offerings.  Each class of shares has different sales charges and distribution fees.  The amount of sales charges and distribution fees you pay will depend on which class of shares you decide to purchase. In addition, certain intermediaries may provide different sales charge discounts and waivers. These sales charge variations and the applicable intermediaries are described in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts to this prospectus.

Class A Shares

The offering price of Class A shares of the Fund is equal to its net asset value (“NAV”) plus a front-end sales charge that you pay when you buy your shares. The front-end sales charge is generally deducted from the amount of your investment. Class A shares are subject to a Rule 12b-1 distribution fee of up to 0.25% of the Fund’s average daily net assets allocable to Class A shares.

Class A Sales Charge. The following table shows the amount of front–end sales charge you will pay on purchases of Class A shares of the Fund based on the total amount of your investment in the Touchstone Fund Complex. All funds managed by the
Advisor are part of the "Touchstone Fund Complex." For these purposes, the Fund is a "Touchstone equity fund."

Applicable to Touchstone equity funds (including the Fund):

Amount of Your Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Offering Price
Under $25,000	5.00%	5.26%	4.50%
$25,000 but less than $50,000	4.50%	4.71%	4.25%
$50,000 but less than $100,000	4.00%	4.17%	3.75%
$100,000 but less than $250,000	3.00%	3.09%	2.75%
$250,000 but less than $1 million	2.00%	2.04%	1.75%
$1 million or more	0.00%	0.00%	None

Waiver of Class A Sales Charge.* There is no front–end sales charge on Touchstone equity funds if you invest $1 million or more in any share class of the Touchstone Fund Complex. If you redeem shares that were part of the $1 million breakpoint purchase within one year of that purchase, you may pay a contingent deferred sales charge (“CDSC”) of up to 1.00% on the shares redeemed if a commission was paid by Touchstone Securities, Inc. (the "Distributor" or "Touchstone Securities") to a participating unaffiliated broker-dealer. There is no front-end sales charge on exchanges between Funds with the same load schedule or from a higher load schedule to a lower load schedule. In addition, there is no front-end sales charge on the following purchases:

•	Purchases by registered representatives or other employees** (and their immediate family members***) of financial intermediaries having selling agreements with Touchstone Securities.

•
Purchases in accounts as to which a broker-dealer or other financial intermediary charges an asset management fee economically comparable to a sales charge, provided the broker-dealer or other financial intermediary has a selling agreement with Touchstone Securities.

•	Purchases by a trust department of any financial intermediary serving in a fiduciary capacity as trustee to any trust over which it has discretionary trading authority.

•
Purchases through a financial intermediary that has agreements with Touchstone Securities, or whose programs are available through financial intermediaries that have agreements with Touchstone Securities relating to mutual fund supermarket programs, fee-based wrap or asset allocation programs.

•
Purchases by an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 in plan assets.  This waiver applies to any investing employee benefit plan meeting the minimum eligibility requirements and whose transactions are executed through a financial intermediary that has entered into an agreement with Touchstone Securities to use the Touchstone Funds in connection with the plan’s accounts.  The term “employee benefit plan” applies to qualified pension, profit-sharing, or other employee benefit plans.

•	Purchases by an employee benefit plan that is provided administrative services by a third party administrator that has entered into a special service arrangement with Touchstone Securities.

•	Reinvestment of redemption proceeds from Class A shares of any Touchstone Fund if the reinvestment occurs within 90 days of redemption.

*Please see Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Merrill Lynch, Morgan Stanley, Ameriprise Financial, and Raymond James.

**The term “employee” is deemed to include current and retired employees.
***Immediate family members are defined as the parents, mother-in-law or father-in-law, spouse, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in-law, niece or nephew and children of a registered representative or employee, and any other individual to whom the registered representative or employee provides material support.

Touchstone Securities has agreed to waive the Class A sales charge for clients of financial intermediaries that have entered into an agreement with Touchstone Securities to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers. As of the date of this Prospectus, this arrangement applies to shareholders purchasing Fund shares through platforms at the following intermediaries:

•	Merrill Lynch

•	RBC

•	JP Morgan Securities

•	Morgan Stanley

•	Raymond James

•	Ameriprise Financial

Please see Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Merrill Lynch, Morgan Stanley, Ameriprise Financial, and Raymond James. You should ask your financial intermediary if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals.  The intermediaries sponsoring or participating in these mutual fund programs may also offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program.  Investors should carefully consider any separate transaction fee or other fees charged by these programs in connection with investing in each available share class before selecting a share class.

You must notify your financial intermediary (or Touchstone Securities for purchases made directly from the Fund) at the time of purchase that you believe you qualify for a sales charge waiver, in addition to providing appropriate proof of your eligibility. Failure to provide such notification and proof may result in you not receiving the sales charge waiver to which you are otherwise entitled. For direct purchases through Touchstone Securities you may apply for a waiver by marking the appropriate section on the investment application and completing the “Special Account Options” form.  You can obtain the application and form by calling Touchstone at 1.800.543.0407 or by visiting the Touchstone Funds' website: TouchstoneInvestments.com.  Purchases at NAV may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund.  At the option of the Fund, the front-end sales charge may be included on future purchases.

Reduced Class A Sales Charge. You may also purchase Class A shares of a Fund at the reduced sales charges shown in the table above through the Rights of Accumulation Program or by signing a Letter of Intent.  The following purchasers (“Qualified Purchasers”) may qualify for a reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

•	an individual, an individual’s spouse, or an individual’s children under the age of 21; or

•	a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved.

The following accounts (“Qualified Accounts”) held in any Touchstone Fund may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

•	Individual accounts

•	Joint tenant with rights of survivorship accounts

•	Uniform Gifts/Transfers to Minors Act (“UGTMA”) Accounts

•	Trust accounts

•	Estate accounts

•	Guardian/Conservator accounts

•	Individual Retirement Accounts ("IRAs"), including Traditional, Roth, Simplified Employee Pension Plans ("SEP") and Savings Incentive Match Plan for Employees ("SIMPLE")

•	Coverdell Education Savings Accounts ("Education IRAs")

Please see Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Merrill Lynch, Morgan Stanley, Ameriprise Financial, and Raymond James.

Rights of Accumulation Program. Under the Rights of Accumulation Program, you may qualify for a reduced sales charge by aggregating all of your investments in the Touchstone Fund Complex held in Qualified Accounts. You or your dealer must notify Touchstone Securities at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide either a list of account numbers or copies of account statements verifying your qualification.  If your shares are held directly in a Touchstone Fund or through a dealer, you may combine the historical cost or current NAV (whichever is higher) of your existing shares of any Touchstone Fund with the amount of your current purchase in order to take advantage of the reduced sales charge.  Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and capital gains.  If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your broker-dealer may not maintain this information.

If your shares are held through a financial intermediary, you may combine the current NAV of your existing shares of any Touchstone Fund with the amount of your current purchase in order to take advantage of the reduced sales charge.  You or your financial intermediary must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, Touchstone Securities will calculate the combined value of all of the Qualified Purchaser’s Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge.  Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Please see Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Merrill Lynch, Morgan Stanley, Ameriprise Financial, and Raymond James.

Letter of Intent. If you plan to invest at least $25,000 in the Touchstone Fund Complex (excluding any reinvestment of dividends and capital gains distributions) during the next 13 months, you may qualify for a reduced sales charge of Class A shares of any Touchstone equity fund by completing the Letter of Intent section of your account application. A Letter of Intent indicates your intent to purchase at least $25,000 in the Touchstone Fund Complex over the next 13 months in exchange for a reduced sales charge indicated on the above chart. The minimum initial investment under a Letter of Intent is $10,000. You are not obligated to purchase additional shares if you complete a Letter of Intent. If you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13–month period (or when you sell your shares, if earlier), then your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13–month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your escrow account. If you have purchased shares of any Touchstone Fund within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

Please see Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Merrill Lynch, Morgan Stanley, Ameriprise Financial, and Raymond James.

Other Information.  Information about sales charges and breakpoints is also available in a clear and prominent format on the Touchstone Funds' website: TouchstoneInvestments.com. You can access this information by selecting “Sales Charges and Breakpoints” under the “Pricing and Performance” link.  For more information about qualifying for a reduced or waived sales charge, contact your financial advisor or contact Touchstone at 1.800.543.0407.

Class C Shares

Class C shares of the Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund.  Class C shares are subject to a Rule 12b-1 fee.  A CDSC of 1.00% will be charged on Class C shares redeemed within 1 year after you purchased them.  In most cases it is more advantageous to purchase Class A shares for amounts of $1 million or more.  Therefore, a request to purchase Class C shares for $1 million or more will be considered as a purchase request for Class A shares or declined. Please see Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Merrill Lynch, Morgan Stanley, Ameriprise Financial, and Raymond James.

Effective January 1, 2019 (the “Effective Date”), Class C shares of the Fund will automatically convert into Class A shares of the same Fund after they have been held for 10 years. The conversion will not be considered a taxable event for federal income tax purposes. These automatic conversions will be executed without any sales charge (including CDSCs), redemption or transaction fee, or other charge. After such a conversion takes place, the shares will be subject to all features, rights and expenses of Class A shares. If you hold Class C shares through certain financial intermediaries, such as an omnibus account or group retirement recordkeeping platform, your intermediary may not be able to track the amount of time you held your Class C shares purchased before January 1, 2019. In that case, Class C shares held prior to January 1, 2019 would convert to Class A shares 10 years after the Effective Date of this policy.

Class Y Shares

Class Y shares of the Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund.  Class Y shares are not subject to a Rule 12b-1 fee or CDSC. In addition, Class Y shares may be purchased through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisors.  In each case, the intermediary has entered into an agreement with Touchstone Securities to include the Touchstone Funds in their program where the intermediary provides investors participating in their program with additional services, including advisory, asset allocation, recordkeeping or other services.  You should ask your financial institution if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals.  The intermediaries sponsoring or participating in these mutual fund programs may also offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program.  If you purchase Class Y shares through a broker acting solely as an agent on behalf of its customers, that broker may charge you a commission. Such commissions, if any, are not charged by the Touchstone Funds and are not reflected in the fee tables or expense examples in this prospectus. Investors should carefully consider any separate transaction fee or other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Institutional Class Shares

Institutional Class shares of the Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund.  Institutional Class shares are not subject to a Rule 12b-1 fee or CDSC.

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

Rule 12b-1 Distribution Plans. The Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act. The plan allows each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Under the Class A plan, the Fund pays an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares. Under the Class C plan, the Fund pays an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee). Because these fees are paid out of a Fund’s assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

Additional Compensation to Financial Intermediaries.  Touchstone Securities, the Trust’s principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers.  Touchstone Securities pursues a focused distribution strategy with a limited number of dealers who have sold shares of a Fund or other Touchstone Funds.  Touchstone Securities reviews and makes changes to the focused distribution strategy on a periodic basis.  These payments are generally based on a pro rata share of a dealer’s sales.  Touchstone Securities may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs.

Touchstone Advisors, at its own expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for certain services including distribution, administrative, sub-accounting, sub-transfer agency and/or shareholder servicing activities.  These additional cash payments to a financial intermediary are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees).  These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary bears certain costs in connection with providing shareholder services to Fund shareholders.  Touchstone Advisors may also reimburse Touchstone Securities for making these payments.

Touchstone Advisors and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.  The amount and value of additional cash payments vary for each financial intermediary.  The additional cash payment arrangement between a particular financial intermediary and Touchstone Advisors or its affiliates may provide for increased rates of compensation as the dollar value of the Fund’s shares or particular class of shares sold or invested through such financial intermediary increases.  The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid.  You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.  Although the Fund may use financial firms that sell the Fund's shares to effect portfolio transactions for the Fund, the Fund and Touchstone Advisors will not consider the sale of the Fund’s shares as a factor when choosing financial firms to effect those transactions.  For more information on payment arrangements, please see the section entitled “Touchstone Securities” in the SAI.

INVESTING WITH TOUCHSTONE

Choosing the Appropriate Investments to Match Your Goals.  Investing well requires a plan.  We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

Purchasing Your Shares

Please read this prospectus carefully and then determine how much you want to invest.

•	Classes A and C shares may be purchased directly through Touchstone Securities or through your financial intermediary.

•	Class Y shares are available through certain financial intermediaries who have appropriate selling agreements in place with Touchstone Securities.

•	Institutional Class shares may be purchased directly through Touchstone Securities or through your financial intermediary.

In order to open an account you must complete an investment application. You can obtain an investment application from Touchstone Securities, your financial advisor or other financial intermediary, or by visiting TouchstoneInvestments.com.  You may purchase shares in the Fund on a day when the New York Stock Exchange ("NYSE") is open for trading ("Business Day"). For more information about how to purchase shares, call Touchstone Securities at 1.800.543.0407.

Subject to the restrictions on new accounts described in the section of this prospectus entitled “Buying and Selling Fund Shares,” you may purchase shares of the Fund directly from Touchstone Securities, Inc. (“Touchstone Securities”) or through your financial intermediary.

Investor Alert:  Each Touchstone Fund reserves the right to restrict or reject any purchase request, including exchanges from other Touchstone Funds, which it regards as disruptive to efficient portfolio management.  For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.  (See “Market Timing Policy” in this prospectus.)  Touchstone Securities may change applicable initial and additional investment minimums at any time.

Opening an Account

Important Information About Procedures for Opening an Account. Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you.  We may also ask to see your driver’s license or other identifying documents.  If we do not receive these required pieces of information, there will be a delay in processing your investment request, which could subject your investment to market risk.  If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified.  However, if we are unable to completely verify your identity through our verification process, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (usually 4:00 p.m. Eastern time), on the day that your account is closed.  If we close your account because we are unable to completely verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Investing in the Fund

By mail or through your financial advisor

•	Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds. We do not accept third party checks for initial investments.

•
Send your check with the completed investment application by regular mail to Touchstone Investments, P.O. Box 9878, Providence, Rhode Island 02940, or by overnight mail to Touchstone Investments, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581.

•
Your application will be processed subject to your check clearing.  If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

•	You may also open an account through your financial advisor.

By wire or Automated Clearing House (“ACH”)

•	You may open an account by purchasing shares by wire or ACH transfer. Call Touchstone Investments at 1.800.543.0407 for wire or ACH instructions.

•	Touchstone Securities will not process wire or ACH purchases until it receives a completed investment application.

•
There is no charge imposed by the Fund to make a wire or ACH purchase.  Your bank, financial intermediary or processing organization may charge a fee to send a wire or ACH purchase to Touchstone Securities.

Through your financial intermediary

•	You may invest in certain share classes by establishing an account through financial intermediaries that have appropriate selling agreements with Touchstone Securities.

•	Your financial intermediary will act as the shareholder of record of your shares.

•	Financial intermediaries may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services.

•	Financial intermediaries may designate intermediaries to accept purchase and sales orders on the Fund’s behalf.

•	Your financial intermediaries may receive compensation from the Fund, Touchstone Securities, Touchstone Advisors or their affiliates.

•	Before investing in the Fund through your financial intermediary, you should read any materials provided by your financial intermediary together with this prospectus.

By exchange. Touchstone Funds may be exchanged pursuant to the exchange rules outlined below:

•	Class A shares may be exchanged into Class A shares of any other Touchstone Fund at NAV, although Touchstone Funds that are closed to new investors may not accept exchanges.

•	Class C shares may be exchanged into Class C shares of any other Touchstone Fund, although Touchstone Funds that are closed to new investors may not accept exchanges.

•
Class Y shares of a Fund are exchangeable for Class Y shares of any other Touchstone Fund, as long as investment minimums and proper selling agreement requirements are met. Class Y shares may be available through financial intermediaries that have appropriate selling agreements with Touchstone Securities, or through “processing organizations” (e.g., mutual fund supermarkets) that purchase shares for their customers. Touchstone Funds that are closed to new investors may not accept exchanges.

•
Institutional Class shares of the Fund are exchangeable for Institutional Class shares of any other Touchstone Fund as long as investment minimums and proper selling agreement requirements are met, although Touchstone Funds that are closed to new investors may not accept exchanges.

•
Class A, C, and Y shareholders who are eligible to invest in Institutional Class shares are eligible to exchange their Class A shares, Class C shares, and Class Y shares for Institutional Class shares of the same Fund, if offered in their state, such an exchange can be accommodated by their financial intermediary.  Please see the Statement of Additional Information for more information under “Choosing a Class of Shares.”

•
Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange.  However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending on when you originally purchased the exchanged shares.  For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

•
Before making an exchange of your Fund shares, you should carefully review the disclosure provided in the prospectus relating to the Fund into which you are exchanging. Touchstone Funds that are closed to new investors may not accept exchanges. You do not have to pay any exchange fee for your exchange, but if you exchange from a Fund with a lower load schedule to a Fund with a higher load schedule you may be charged the load differential.

•
You may realize a taxable gain if you exchange shares of a Fund for shares of another Fund.  See “Distributions and Taxes — Federal Income Tax Information” for more information and the federal income tax consequences of such an exchange.

Through retirement plans. You may invest in certain Funds through various retirement plans.  These include individual retirement plans and employer sponsored retirement plans.

Individual Retirement Plans

•	Traditional IRAs

•	SIMPLE IRAs

•	Spousal IRAs

•	Roth IRAs

•	Education IRAs

•	SEP IRAs

Employer Sponsored Retirement Plans

•	Defined benefit plans

•	Defined contribution plans (including 401(k) plans, profit sharing plans and money purchase plans)

•	457 plans

To determine which type of retirement plan is appropriate for you, please contact your tax advisor.

For further information about any of the plans, agreements, applications and annual fees, contact Touchstone at 1.800.543.0407 or contact your financial intermediary.

Through a processing organization. You may also purchase shares of the Fund through a “processing organization,” (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers.  Some of the Touchstone Funds have authorized certain processing organizations (“Authorized Processing Organizations”) to receive purchase and sales orders on their behalf.  Before investing in the Fund through a processing organization, you should read any materials provided by the processing organization together with this prospectus.  You should also ask the processing organization if they are authorized by Touchstone Securities to receive purchase and sales orders on their behalf.  If the processing organization is not authorized, then your purchase order could be rejected which could subject your investment to market risk.  When shares are purchased through an Authorized Processing Organization, there may be various differences compared to investing directly with Touchstone Securities.  The Authorized Processing Organization may:

•	Charge a fee for its services.

•	Act as the shareholder of record of the shares.

•	Set different minimum initial and additional investment requirements.

•	Impose other charges and restrictions.

•	Designate intermediaries to accept purchase and sales orders on the Fund’s behalf.

Touchstone Securities considers a purchase or sales order as received when an Authorized Processing Organization, or its authorized designee, receives the order in proper form.

Shares held through an Authorized Processing Organization may be transferred into your name following procedures established by your Authorized Processing Organization and Touchstone Securities.  Certain Authorized Processing Organizations may receive compensation from the Fund, Touchstone Securities, Touchstone Advisors or their affiliates. It is the responsibility of an Authorized Processing Organization to transmit properly completed orders so that they will be received by Touchstone Securities in a timely manner.

Pricing of Purchases

Purchase orders received in proper form by Touchstone Securities, an Authorized Processing Organization, or a financial intermediary, by the close of the regular session of trading on the NYSE, generally 4:00 p.m. Eastern time, are processed at that day’s public offering price (NAV plus any applicable sales charge). Purchase orders received after the close of the regular session of trading on the NYSE are processed at the public offering price determined on the following business day. It is the responsibility of the financial intermediary or Authorized Processing Organization to transmit orders that will be received by Touchstone Securities in proper form and in a timely manner.

Adding to Your Account

By check

•	Complete the investment form provided with a recent account statement.

•	Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to Touchstone Funds.

•	Write your account number on the check.

•
Either mail the check with the investment form to (1) Touchstone Securities; or (2) to your financial intermediary at the address printed on your account statement. Your financial advisor or financial intermediary is responsible for forwarding payment promptly to Touchstone Securities.

•	If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

Through Touchstone Securities - By telephone or Internet

•
You can exchange your shares over the telephone by calling Touchstone Securities 1.800.543.0407, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application.

•
You may also exchange your shares online via the Touchstone Funds’ website TouchstoneInvestments.com. You may only sell shares over the telephone or via the Internet if the value of the shares sold is less than or equal to $100,000.

•
In order to protect your investment assets, Touchstone Securities will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone Securities will not be liable, in those cases. Touchstone Securities has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:

•	Requiring personal identification.

•	Making checks payable only to the owner(s) of the account shown on Touchstone Securities’ records.

•	Mailing checks only to the account address shown on Touchstone Securities’ records.

•	Directing wires only to the bank account shown on Touchstone Securities’ records.

•	Providing written confirmation for transactions requested by telephone.

•	Digitally recording instructions received by telephone.

By wire or ACH

•	Contact your bank and ask it to wire or ACH funds to Touchstone Securities. Specify your name and account number when remitting the funds.

•	Your bank may charge a fee for handling wire transfers. ACH transactions take 2-3 business days but can be transferred from most banks without a fee.

•
If you hold your shares directly with Touchstone Securities and have ACH instructions on file for your non-retirement individual or joint account you may initiate a purchase transaction through the Touchstone Funds’ website at TouchstoneInvestments.com.

•
Purchases in the Fund will be processed at that day’s NAV (or public offering price, if applicable) if Touchstone Securities receives a properly executed wire or ACH by the close of the regular session of trading on the NYSE, generally 4:00 p.m. Eastern time, on a day when the NYSE is open for regular trading.

•	Contact Touchstone Securities or your financial intermediary for further instructions.

By exchange

•	You may add to your account by exchanging shares from another Touchstone Fund.

•	For information about how to exchange shares among the Touchstone Funds, see “Investing in the Fund - By exchange” in this prospectus.

•	Exchange transactions can also be initiated for non-retirement individual or joint accounts via the Touchstone Funds’ website TouchstoneInvestments.com.

Purchases with Securities

Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund’s investment goal and is otherwise acceptable to Touchstone Advisors. Transactions of this type are generally a taxable transaction.  Shareholders should consult with their particular tax advisor regarding their personal tax situation.

Automatic Investment Options

The various ways that you can automatically invest in the Fund are outlined below.  Touchstone Securities does not charge any fees for these services.  For further details about these services, call Touchstone Securities at 1.800.543.0407.  If you hold your shares through a financial intermediary or Authorized Processing Organization, please contact them for further details on automatic investment options.

Automatic Investment Plan. You can pre-authorize monthly investments in a Fund of $50 or more to be processed electronically from a checking or savings account.  You will need to complete the appropriate section in the investment application or special account options to do this.  Amounts that are automatically invested in a Fund will not be available for redemption until three business days after the automatic reinvestment.

Reinvestment/Cross Reinvestment. Dividends and capital gains can be automatically reinvested in the Fund that pays them or in another Touchstone Fund within the same class of shares without a fee or sales charge. Dividends and capital gains will be reinvested in the Fund that pays them, unless you indicate otherwise on your investment application. You may also choose to have your dividends or capital gains paid to you in cash if such amounts are greater than $25; lesser amounts will be automatically reinvested in the Fund. Dividends are taxable for federal income tax purposes whether you reinvest such dividends in additional shares of a Fund or choose to receive cash. If you elect to receive dividends and distributions in cash for a non–retirement account and the payment (1) is returned and marked as “undeliverable” or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share NAV determined as of the payable date. In addition, any undeliverable checks from non-retirement accounts will be deposited into an account for potential escheatment to your state of residence. Checks from open non-retirement accounts that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share NAV determined as of the date of cancellation. Otherwise, no action will be taken regarding undeliverable or uncashed checks.

Direct Deposit Purchase Plan. You may automatically invest Social Security checks, private payroll checks, pension payouts or any other pre-authorized government or private recurring payments in our Funds.

Dollar Cost Averaging. Our dollar cost averaging program allows you to diversify your investments by investing the same amount on a regular basis.  You can set up periodic automatic exchanges of at least $50 from one Touchstone Fund to any other.  The applicable sales charge, if any, will be assessed.

Selling Your Shares

If you elect to receive your redemption proceeds from a non–retirement account in cash, the payment is not cashed for six months and the account remains open, the redemption check will be cancelled and then reinvested in the Fund at the per share NAV determined as of the date of cancellation. Otherwise, no action will be taken.

Through Touchstone Securities - By telephone or Internet

•
You can sell your shares over the telephone by calling Touchstone Securities at 1.800.543.0407, unless you have specifically declined this option.  If you do not wish to have this ability, you must mark the appropriate section of the investment application.

•	You may also sell your shares online via the Touchstone Funds’ website: TouchstoneInvestments.com.

•	You may sell shares over the telephone or via the Internet only if the value of the shares sold is less than or equal to $100,000.

•	Shares held in qualified retirement plans cannot be sold via Internet.

•
If we receive your sale request by the close of the regular session of trading on the NYSE, generally 4:00 p.m. Eastern time, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that Business Day.  Otherwise it will occur on the next Business Day.

•
Interruptions in telephone or Internet service could prevent you from selling your shares when you want to.  When you have difficulty making telephone or Internet sales, you should mail to Touchstone Securities (or send by overnight delivery) a written request for the sale of your shares.

•
In order to protect your investment assets, Touchstone Securities will only follow instructions received by telephone that it reasonably believes to be genuine.  However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone Securities will not be liable, in those cases.  Touchstone Securities has certain procedures to confirm that telephone instructions are genuine.  If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions.  Some of these procedures may include:

•	Requiring personal identification.

•	Making checks payable only to the owner(s) of the account shown on Touchstone Securities’ records.

•	Mailing checks only to the account address shown on Touchstone Securities’ records.

•	Directing wires only to the bank account shown on Touchstone Securities’ records.

•	Providing written confirmation for transactions requested by telephone.

•	Digitally recording instructions received by telephone.

Through Touchstone Securities - By mail

•	Write to Touchstone Securities, P.O. Box 9878, Providence, Rhode Island 02940.

•	Indicate the number of shares or dollar amount to be sold.

•	Include your name and account number.

•	Sign your request exactly as your name appears on your investment application.

•	You may be required to have your signature guaranteed. (See “Signature Guarantees” in this prospectus for more information).

Through Touchstone Securities - By wire

•	Complete the appropriate information on the investment application.

•	If your proceeds are $1,000 or more, you may request that Touchstone Securities wire them to your bank account.

•
You may be charged a fee of up to $15 by a Fund or a Fund’s Authorized Processing Organization for wiring redemption proceeds.  You may also be charged a fee by your bank. Certain institutional shareholders who trade daily are not charged wire redemption fees.

•
Your redemption proceeds may be deposited directly into your bank account through an ACH transaction.  There is no fee imposed by the Fund for ACH transactions, however, you may be charged a fee by your bank to receive an ACH transaction.  Contact Touchstone Securities for more information.

•
If you hold your shares directly with Touchstone Securities and have ACH or wire instructions on file for your non-retirement account you may transact through the Touchstone Funds’ website at TouchstoneInvestments.com.

Through Touchstone Securities - Through a systematic withdrawal plan

•	You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.

•	Systematic withdrawals can be made monthly, quarterly, semiannually or annually.

•	There is no fee for this service.

•	There is no minimum account balance required for retirement plans.

Through your financial intermediary or Authorized Processing Organization

•
You may also sell shares by contacting your financial intermediary or Authorized Processing Organization, which may charge you a fee for this service.  Shares held in street name must be sold through your financial intermediary or, if applicable, the Authorized Processing Organization.

•	Your intermediary or Authorized Processing Organization is responsible for making sure that sale requests are transmitted to Touchstone Securities in proper form and in a timely manner.

•	Your financial intermediary may charge you a fee for selling your shares.

•	Redemption proceeds will only be wired to your account at the financial intermediary.

Investor Alert: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone Securities’ records.

Pricing of Redemptions

Redemption orders received in proper form by Touchstone Securities, an Authorized Processing Organization, or a financial intermediary, by the close of the regular session of trading on the NYSE, generally 4:00 p.m. Eastern time, are processed at that day’s NAV. Redemption orders received after the close of the regular session of trading on the NYSE are processed at the NAV determined on the following business day. It is the responsibility of the financial intermediary or Authorized Processing Organization to transmit orders that will be received by Touchstone Securities in proper form and in a timely manner.

Contingent Deferred Sales Charge (“CDSC”)

If your aggregate purchases in the Touchstone Fund Complex total at least $1 million and a commission is paid by Touchstone Securities to a participating unaffiliated dealer for Touchstone equity fund Class A purchases (a "Finder's Fee"), a CDSC of up to 1.00% may be charged on redemptions made within 1 year of your purchase. Additionally, when a Finder's Fee is paid by Touchstone Securities to a participating unaffiliated dealer, the Fund will withhold any 12b–1 fee for the first 12 months following the purchase date. If you redeem Class C shares within 12 months of your purchase, a CDSC of 1.00% will be charged.

The CDSC will not apply to redemptions of shares you received through reinvested dividends or capital gains distributions and may be waived under certain circumstances described below.  The CDSC will be assessed on the lesser of your shares’ NAV at the time of redemption or the time of purchase.  The CDSC is paid to Touchstone Securities to reimburse expenses incurred in providing distribution-related services to the Fund.

All sales charges imposed on redemptions are paid to Touchstone Securities.  In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time.  The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

No CDSC is applied if:

•	The redemption is due to the death or post-purchase disability of a shareholder. Touchstone Securities may require documentation prior to waiver of the charge.

•
Any partial or complete redemption following death or disability (as defined in the Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. Touchstone Securities may require documentation prior to waiver of the charge, including death certificates, physicians’ certificates, etc.

•
Redemptions from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the transfer agent receives your request. If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

•
Redemptions from retirement plans qualified under Section 401 of the Code. The CDSC will be waived for benefit payments made by Touchstone Securities directly to plan participants.  Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under Section 401(a)(9) of the Code), in-service distributions, hardships, loans and qualified domestic relations orders.  The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial intermediary.

•	The redemption is for a mandatory withdrawal from a traditional IRA account after age 70½.

The above mentioned CDSC waivers do not apply to redemptions made within one year for purchases of $1 million or more in Class A shares of the Touchstone equity funds where a commission was paid by Touchstone Securities to a participating broker-dealer. The SAI contains further details about the CDSC and the conditions for waiving the CDSC. Please see Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Merrill Lynch, Morgan Stanley, Ameriprise Financial, and Raymond James.

Signature Guarantees

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee.  A Medallion Signature Guarantee helps protect you against fraud.  You can obtain one from most banks or securities dealers, but not from a notary public.  The Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to:

•	Proceeds to be paid when information on your account has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee).

•	Proceeds are being sent to an address other than the address of record.

•	Proceeds or shares are being sent/transferred from unlike registrations such as a joint account to an individual’s account.

•	Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request.

•	Proceeds or shares are being sent/transferred between accounts with different account registrations.

Market Timing Policy

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Fund will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders. The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Fund by shareholders. The Fund will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If a Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities, or restrict or refuse to process purchases or exchanges in the shareholder’s accounts. While the Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders. However, because the Fund cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request into any Touchstone Fund, or (ii) made more than 2 “round-trip” exchanges within a rolling 90 day period.  A “round-trip” exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund.  If a shareholder exceeds these limits, the Fund may restrict or suspend that shareholder’s exchange privileges and subsequent exchange requests during the suspension will not be processed.  The Fund may also restrict or refuse to process purchases by the shareholder.  These exchange limits and excessive trading policies generally do not apply to systematic purchases and redemptions.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed.  If the Fund identifies excessive trading in such an account, the Fund may instruct the intermediary to restrict the investor responsible for the excessive trading from further trading in the Fund.  In accordance with Rule 22c-2 under the 1940 Act, the Fund has entered into information sharing agreements with certain financial intermediaries.  Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund’s market-timing policy; (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund’s market-timing policy with respect to customers identified by the Fund as having engaged in market timing.  When information regarding transactions in the Fund’s shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund applies these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading. The Fund has no arrangements to permit any investor to trade frequently in shares of the Fund, nor will it enter into any such arrangements in the future.

Householding Policy (only applicable for shares held directly through Touchstone Securities)

The Fund will send one copy of its prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as “householding”, reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone Investments at 1.800.543.0407 to begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Fund through a financial intermediary, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

In addition, eDelivery is available for statements, confirms, prospectuses and shareholder reports for  shareholders holding accounts directly with Touchstone Securities, please contact Shareholder Services at 1-800-534-0407 for more information. If you hold your account through a Broker Dealer or Financial Intermediary please contact them directly to inquire about eDelivery opportunities.

Receiving Sale Proceeds

Touchstone Securities will forward the proceeds of your sale to you (or to your financial intermediary) within 7 days (normally within 3 business days) after receipt of a proper request. Under normal conditions, the Fund typically expects to meet redemption requests through the use of the Fund's holdings of cash or cash equivalents, lines of credit, an interfund loan (as discussed in the

SAI) or by selling other Fund assets. A redemption-in-kind may be used under unusual circumstances and is discussed below in more detail.

Proceeds Sent to Financial Intermediaries or Authorized Processing Organizations or Financial Institutions. Proceeds that are sent to your Authorized Processing Organization or financial intermediary will not usually be reinvested for you unless you provide specific instructions to do so.  Therefore, the financial advisor, Authorized Processing Organization or financial institution may benefit from the use of your money.

Fund Shares Purchased by Check (only applicable for shares held directly through Touchstone Securities). We may delay the processing and payment of redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days. If you believe you may need your money sooner, you should purchase shares by bank wire.

Reinstatement Privilege (Classes A and C shares only). You may, within 90 days of redemption, including redemption proceeds reinvested from an unaffiliated money market fund, reinvest all or part of your sale proceeds by sending a written request and a check to Touchstone Securities. If the redemption proceeds were from the sale of Class A shares and the sales load that you incurred on the initial purchase is less than the sales charge for the Fund in which you are reinvesting, you will incur a sales charge representing the difference. Reinvestment will be at the NAV next calculated after Touchstone Securities receives your request. If the reinvestment proceeds were from the sale of your Class C shares, you can reinvest those proceeds into Class C shares of any Touchstone Fund. If you paid a CDSC on the reinstated amount, that CDSC will be reimbursed to you upon reinvestment. For federal income tax purposes, an exchange of Fund shares is treated as the sale of the shares of one Fund and the purchase of the shares of the other Fund. As a result, the exchange may result in a tax consequence if you have a capital gain or loss in the Fund shares you are selling.

Low Account Balances (only applicable for shares held directly through Touchstone Securities). If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), Touchstone Securities may sell your shares and send the proceeds to you.  This involuntary sale does not apply to retirement accounts or custodian accounts under the UGTMA.  Touchstone Securities will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

Delay of Payment. It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances.  These circumstances can occur:

•	When the NYSE is closed on days other than customary weekends and holidays;

•	When trading on the NYSE is restricted; or

•	During any other time when the SEC, by order, permits.

Redemption in-Kind. Under unusual circumstances (such as a market emergency), when the Board deems it appropriate, the Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value in order to meet redemption requests. Shareholders may incur transaction and brokerage costs when they sell these portfolio securities. Until such time as the shareholder sells the securities they receive in-kind, the securities are subject to market risk. Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash. The Fund may also use redemption in-kind for certain Fund shares held by ReFlow.

Pricing of Fund Shares

The Fund’s share price (also called “NAV”) and public offering price (NAV plus a sales charge, if applicable) is determined as of the close of regular trading (normally 4:00 p.m. Eastern time) every day the NYSE is open. The Fund calculates its NAV per share for each class, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding.
The Fund’s equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board (or under its direction). The Fund may use pricing services to determine market value for investments. Some specific pricing strategies follow:

•	All short-term dollar-denominated investments that mature in 60 days or less may be valued on the basis of amortized cost which the Board has determined as fair value.

•	Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the last quoted bid price.

Any foreign securities held by a Fund will be priced as follows:

•	All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

•
Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange.  However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value.  This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.

•
Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when a Fund does not price its shares, a Fund’s NAV may change on days when shareholders will not be able to buy or sell shares.

Securities held by the Fund that do not have readily available market quotations are priced at their fair value using procedures approved by the Board.  Any debt securities held by the Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities.  The Fund may use fair value pricing under the following circumstances, among others:

•	If the validity of market quotations is deemed to be not reliable.

•	If the value of a security has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets on which the security is traded.

•	If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

•
If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation.

The use of fair value pricing has the effect of valuing a security based upon the price the Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. The Fund has established fair value policies and procedures that delegate fair value responsibilities to the Advisor. These policies and procedures outline the fair value method for the Advisor. The Advisor’s determination of a security’s fair value price often involves the consideration of a number of subjective factors established by the Board, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. With respect to any portion of a Fund’s assets that is invested in other mutual funds, that portion of the Fund’s NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that mutual fund.

DISTRIBUTIONS AND TAXES

The Fund intends to distribute to its shareholders substantially all of its net investment income and capital gains. Dividends, if any, of net investment income are declared and paid quarterly by the Fund. The Fund makes distributions of capital gains, if any, at least annually. If you own shares on a Fund’s distribution record date, you will be entitled to receive the distribution.

You will receive income dividends and distributions of capital gains in the form of additional Fund shares unless you elect to receive payment in cash. Cash payments will only be made for amounts equal to or exceeding $25; for amounts less than $25, the dividends and distributions will be automatically reinvested in the paying Fund and class.  To elect cash payments, you must notify the Fund in writing or by phone prior to the date of distribution.  Your election will be effective for dividends and distributions paid after we receive your notice.  To cancel your election, simply send written notice to Touchstone Investments, P.O. Box 9878, Providence, Rhode Island 02940, or by overnight mail to Touchstone Investments, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, or call Touchstone Securities at 1.800.543.0407.  If you hold your shares through a financial institution, you must contact the institution to elect cash payment.  If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as “undeliverable” or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share NAV determined as of the date of payment.

A Fund’s dividends and other distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Fund.  A dividend or distribution paid by a Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or distribution.  A dividend or distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income taxes.

For most shareholders, a statement will be sent to you within 45 days after the end of each year detailing the federal income tax status of your distributions.  Please see “Federal Income Tax Information” below for more information on the federal income tax consequences of dividends and other distributions made by a Fund.

Federal Income Tax Information

The tax information in this prospectus is provided only for general information purposes for U.S. taxpayers and should not be considered as tax advice or relied on by a shareholder or prospective investor.

General. The Fund intends to qualify annually to be treated as regulated investment companies (“RICs”) under the Code.  As such, the Fund will not be subject to federal income taxes on the earnings they distribute to shareholders provided they satisfy certain requirements and restrictions of the Code, one of which is to distribute to the Fund’s shareholders substantially all of the Fund’s net investment income and net short-term capital gains each year.  If for any taxable year the Fund fails to qualify as a RIC: (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to federal income tax at the corporate tax rate; and (2) distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and for “qualified dividend income” treatment for non-corporate shareholders.

Distributions. The Fund will make distributions to you that may be taxed as ordinary income or capital gains.  The dividends and distributions you receive may be subject to federal, foreign, state and local taxation, depending upon your tax situation.  Distributions are taxable whether you reinvest such distributions in additional shares of the Fund or choose to receive cash.  Taxable Fund distributions are taxable to a shareholder even if the distributions are paid from income or gains earned by a Fund prior to the shareholder’s investment and, thus, were included in the price the shareholder paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of the investment back as a taxable distribution. Distributions declared by the Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year are treated for federal income tax purposes as if received by shareholders and paid by the Fund on December 31 of the year in which the distribution was declared

Ordinary Income. Net investment income, except for qualified dividend income and income designated as tax-exempt, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.  Certain dividends distributed to non-corporate shareholders and designated by a Fund as “qualified dividend income” are eligible for the long-term capital gains rate, provided certain holding period and other requirements are satisfied.

Net Capital Gains. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares.

Sale or Exchange of Shares. It is a taxable event for you if you sell shares of a Fund or exchange shares of a Fund for shares of another Touchstone Fund.  Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction.  Any realized gain or loss, generally, will be a capital gain or loss, assuming you held the shares of the Fund as a capital asset.  The capital gain will be long-term or short-term depending on how long you have held your shares in the Fund.  Sales of shares of a Fund that you have held for twelve months or less will be a short-term capital gain or loss and if held for more than twelve months will constitute a long-term capital gain or loss.  Any loss realized by a shareholder on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends, if any, received by the shareholder with respect to such shares unless the Fund declares exempt–interest dividends on a daily basis in an amount equal to at least 90% of its net tax–exempt interest and distributes such dividends on a monthly or more frequent basis.

Returns of Capital. If a Fund makes a distribution in excess of its current and accumulated earnings and profits, the excess will be treated as a return of capital to the extent of a shareholder’s basis in his or her shares, and thereafter as capital gain.  A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Backup Withholding. A Fund may be required to withhold U.S. federal income tax on all distributions and sales proceeds payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service (the “IRS”) that they are subject to backup withholding.

Medicare Tax.  An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Foreign Taxes.  Income received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes.  If a Fund qualifies (by having more than 50% of the value of its total assets at the close of the taxable year consist of stock or securities in foreign corporations or by being a qualified fund of funds) and elects to pass through foreign taxes paid on its investments during the year, such taxes will be reported to you as income. You may, however, be able to claim an offsetting tax credit or deduction on your federal income tax return, depending on your particular circumstances and provided you meet certain holding period and other requirements. Tax-exempt holders of Fund shares, such as qualified tax-advantaged retirement plans, will not benefit from such a deduction or credit.

Non-U.S. Shareholders.  Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in a Fund.  This prospectus does not discuss the U.S. or foreign tax consequences of an investment by a non-U.S. shareholder in a Fund.  Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisors as to the U.S. and foreign tax consequences of an investment in a Fund.

Statements and Notices. You will receive an annual statement outlining the tax status of your distributions.  You may also receive written notices of certain foreign taxes paid by a Fund during the prior taxable year.

Important Tax Reporting Considerations. The Fund is required to report cost basis and holding period information to both the IRS and shareholders for gross proceeds from the sales of Fund shares purchased on or after January 1, 2012 ("covered shares").  This information is reported on Form 1099-B.  The average cost method will be used to determine the cost basis of covered shares unless the shareholder instructs a Fund in writing that the shareholder wants to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If the shareholder designates SLID as the shareholder’s tax cost basis method, the shareholder will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals. If you hold shares of the Fund through a financial intermediary, the financial intermediary will be responsible for this reporting and the financial intermediary’s default cost basis method may apply.  Please consult your tax adviser for additional information regarding cost basis reporting and your situation.

Redemptions by S corporations of covered shares are required to be reported to the IRS on Form 1099-B. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its Account Application or by written instruction, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

This section is only a summary of some important federal income tax considerations that may affect your investment in the Fund.  More information regarding these considerations is included in the Fund’s SAI.  You are urged and advised to consult your own tax advisor regarding the effects of an investment in the Fund on your tax situation, including the application of foreign, state, local and other tax laws to your particular situation.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The financial highlights for the Fund were audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements and related notes, is included in the Fund’s annual report. You can obtain the annual report at no charge by calling 1.800.543.0407 or by downloading a copy from the Touchstone Investments website at: TouchstoneInvestments.com/Resources. The annual report has been incorporated by reference into the SAI.

On May 11, 2019, the Fund changed its name from Touchstone Arbitrage Fund to Touchstone Credit Opportunities II Fund.

Touchstone Arbitrage Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2018	2017	2016	2015	2014(A)
Net asset value at beginning of period	$10.24	$10.31	$9.93	$9.87	$10.00
Income (loss) from investment operations:
Net investment loss(B)	(0.01)	(0.12)	(0.11)	(0.08)	(0.10)
Net realized and unrealized gains (losses) on investments	(0.11)	0.34	0.66	0.16	(0.03)
Total from investment operations	(0.12)	0.22	0.55	0.08	(0.13)
Distributions from:
Net investment income	—	—	(0.02)	—	—
Realized capital gains	(0.44)	(0.29)	(0.15)	(0.02)	—
Total distributions	(0.44)	(0.29)	(0.17)	(0.02)	—
Net asset value at end of period	$9.68	$10.24	$10.31	$9.93	$9.87
Total return(C)	(1.18)%	2.20%	5.61%	0.77%	(1.30)%
Ratios and supplemental data:
Net assets at end of period (000's)	$3,844	$8,186	$10,003	$20,672	$22,725
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)(D)	1.92%	2.70%	2.80%	2.42%	2.51%
Gross expenses (including dividend and interest expense on securities sold short)(E)	2.25%	2.91%	3.03%	2.44%	2.51%
Net investment loss	(0.08)%	(1.20)%	(1.06)%	(0.83)%	(1.01)%
Portfolio turnover rate	254%	358%	451%	276%	293%

(A)	Represents the period from commencement of operations (October 1, 2013) through September 30, 2014.

(B)	The net investment loss per share was based on average shares outstanding for the period.

(C)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.

(D)
The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short was 1.68%, 1.68%, 1.68%, 1.68% and 1.67% for the years ended September 30, 2018, 2017, 2016, 2015 and 2014, respectively.

(E)
The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short was 2.01%, 1.89%, 1.91%, 1.70% and 1.67% for the years ended September 30, 2018, 2017, 2016, 2015 and 2014, respectively.

Touchstone Arbitrage Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2018	2017	2016	2015	2014(A)
Net asset value at beginning of period	$9.95	$10.11	$9.80	$9.82	$10.00
Income (loss) from investment operations:
Net investments loss(B)	(0.08)	(0.19)	(0.18)	(0.15)	(0.17)
Net realized and unrealized gains (losses) on investments	(0.11)	0.32	0.65	0.15	(0.01)
Total from investment operations	(0.19)	0.13	0.47	—	(0.18)
Distributions from:
Net investment income	—	—	(0.01)	—	—
Realized capital gains	(0.44)	(0.29)	(0.15)	(0.02)	—
Total distributions	(0.44)	(0.29)	(0.16)	(0.02)	—
Net asset value at end of period	$9.32	$9.95	$10.11	$9.80	$9.82
Total return(C)	(1.95)%	1.33%	4.81%	(0.05)%	(1.80)%
Ratios and supplemental data:
Net assets at end of period (000's)	$4,822	$8,762	$7,930	$8,694	$11,113
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)(D)	2.67%	3.45%	3.55%	3.14%	3.27%
Gross expenses (including dividend and interest expense on securities sold short)(E)	2.85%	3.60%	3.62%	3.14%	3.29%
Net investment loss	(0.83)%	(1.95)%	(1.81)%	(1.55)%	(1.77)%
Portfolio turnover rate	254%	358%	451%	276%	293%

(A)	Represents the period from commencement of operations (October 1, 2013) through September 30, 2014.

(B)	The net investment loss per share was based on average shares outstanding for the period.

(C)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.

(D)
The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short was 2.43%, 2.43%, 2.43%, 2.40% and 2.43% for the years ended September 30, 2018, 2017, 2016, 2015 and 2014, respectively.

(E)
The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short was 2.61%, 2.58%, 2.50%, 2.40% and 2.45% for the years ended September 30, 2018, 2017, 2016, 2015 and 2014, respectively.

Touchstone Arbitrage Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2018	2017	2016	2015	2014(A)
Net asset value at beginning of period	$10.35	$10.40	$9.99	$9.91	$10.00
Income (loss) from investment operations:
Net investment income (loss)(B)	0.02	(0.09)	(0.08)	(0.05)	(0.07)
Net realized and unrealized gains (losses) on investments	(0.11)	0.33	0.67	0.15	(0.02)
Total from investment operations	(0.09)	0.24	0.59	0.10	(0.09)
Distributions from:
Net investment income	—	—	(0.03)	—	—
Realized capital gains	(0.44)	(0.29)	(0.15)	(0.02)	—
Total distributions	(0.44)	(0.29)	(0.18)	(0.02)	—
Net asset value at end of period	$9.82	$10.35	$10.40	$9.99	$9.91
Total return	(0.87)%	2.38%	6.00%	0.97%	(0.90)%
Ratios and supplemental data:
Net assets at end of period (000's)	$164,946	$179,124	$121,794	$87,427	$117,589
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)(C)	1.60%	2.39%	2.51%	2.10%	2.19%
Gross expenses (including dividend and interest expense on securities sold short)(D)	1.60%	2.39%	2.51%	2.10%	2.19%
Net investment income (loss)	0.24%	(0.89)%	(0.77)%	(0.51)%	(0.69)%
Portfolio turnover rate	254%	358%	451%	276%	293%

(A)	Represents the period from commencement of operations (October 1, 2013) through September 30, 2014.

(B)	The net investment income (loss) per share was based on average shares outstanding for the period.

(C)
The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short was 1.36%, 1.37%, 1.39%, 1.36% and 1.35% for the years ended September 30, 2018, 2017, 2016, 2015 and 2014, respectively.

(D)
The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short was 1.36%, 1.37%, 1.39%, 1.36% and 1.35% for the years ended September 30, 2018, 2017, 2016, 2015 and 2014, respectively.

Touchstone Arbitrage Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2018	2017	2016	2015	2014(A)
Net asset value at beginning of period	$10.40	$10.43	$10.01	$9.92	$10.00
Income (loss) from investment operations:
Net investment income (loss)(B)	0.03	(0.08)	(0.07)	(0.04)	(0.06)
Net realized and unrealized gains (losses) on investments	(0.12)	0.34	0.68	0.15	(0.02)
Total from investment operations	(0.09)	0.26	0.61	0.11	(0.08)
Distributions from:
Net investment income	—	—	(0.04)	—	—
Realized capital gains	(0.44)	(0.29)	(0.15)	(0.02)	—
Total distributions	(0.44)	(0.29)	(0.19)	(0.02)	—
Net asset value at end of period	$9.87	$10.40	$10.43	$10.01	$9.92
Total return	(0.87)%	2.57%	6.12%	1.06%	(0.80)%
Ratios and supplemental data:
Net assets at end of period (000's)	$33,886	$45,259	$13,782	$8,735	$47,763
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)(C)	1.52%	2.30%	2.40%	2.02%	2.12%
Gross expenses (including dividend and interest expense on securities sold short)(D)	1.55%	2.35%	2.48%	2.03%	2.12%
Net investment income (loss)	0.32%	(0.80)%	(0.66)%	(0.43)%	(0.62)%
Portfolio turnover rate	254%	358%	451%	276%	293%

(A)	Represents the period from commencement of operations (October 1, 2013) through September 30, 2014.

(B)	The net investment income (loss) per share was based on average shares outstanding for the period.

(C)
The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short was 1.28%, 1.28%, 1.28%, 1.28% and 1.28% for the years ended September 30, 2018, 2017, 2016, 2015 and 2014, respectively.

(D)
The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short was 1.31%, 1.33%, 1.36%, 1.29% and 1.28% for the years ended September 30, 2018, 2017, 2016, 2015 and 2014, respectively.

TOUCHSTONE INVESTMENTS*

DISTRIBUTOR
Touchstone Securities, Inc.*

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203
1.800.638.8194
TouchstoneInvestments.com

INVESTMENT ADVISOR
Touchstone Advisors, Inc.*
303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203

TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, Massachusetts 01581

SHAREHOLDER SERVICES
1.800.543.0407

*A Member of Western & Southern Financial Group

The following are federal trademark registrations and applications owned by IFS Financial Services, Inc. (a holding company), a member of Western & Southern Financial Group: Touchstone, Touchstone Funds, Touchstone Investments, Touchstone Family of Funds and Touchstone Select.

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203

Go paperless, sign up today at:
TouchstoneInvestments.com/Resources/Edelivery

For investors who want more information about the Fund, the following documents are available free upon request:

Appendix A: Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts is a separate document that provides additional information about the availability of certain sales charge waivers and discounts and is incorporated into this prospectus, which means it is legally a part of this prospectus.

Statement of Additional Information (“SAI”): The SAI provides more detailed information about the Fund and is incorporated herein by reference, which means it is legally a part of this prospectus.

Annual/Semiannual Reports (“Financial Reports”): The Fund’s Financial Reports provide additional information about the Fund’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year.

You can get free copies of Appendix A, the SAI, the Financial Reports, other information and answers to your questions about the Funds by contacting your financial advisor or by contacting Touchstone Investments at 1.800.543.0407. Appendix A, the SAI and Financial Reports are also available without charge on the Touchstone Investments website at: www.TouchstoneInvestments.com/Resources.

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You can receive information about the operation of the Public Reference Room by calling the SEC at 1.202.551.8090.
Reports and other information about the Funds are available on the EDGAR database of the SEC’s internet site at http://www.sec.gov. For a fee, you can get text-only copies of reports and other information by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520 or by sending an e-mail request to: publicinfo@sec.gov.

Investment Company Act File No. 811-08104

Appendix A
Intermediary-Specific Sales Charge Waivers and Discounts
As noted in the Fund's prospectus, the availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. The sales charge waivers and discounts described in this Appendix A are available only if you purchase shares through the designated intermediary. The information disclosed in this Appendix A is part of, and incorporated in, the Fund's prospectus.

* * * * * *

Shareholders Purchasing Fund Shares Through Merrill Lynch

The following information is provided by Merrill, Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"): Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares Available at Merrill Lynch

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares purchased through the Merrill Edge Self-Directed platform

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•	Trustees of the Fund, and employees of Touchstone Advisors or any of its affiliates, as described in this Prospectus

•
Shares purchased from the proceeds of redemptions within the Touchstone family of mutual funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as rights of reinstatement)

CDSC Waivers on Class A Shares and Class C Shares Available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in this Prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A shares and Class C shares only)

Front-end Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation, and Letters of Intent

•	Breakpoints as described in this Prospectus

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•
Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

* * * * * *

Shareholders Purchasing Fund Shares Through Morgan Stanley

The following information is provided by Morgan Stanley Smith Barney LLC ("Morgan Stanley"): Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds' prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

* * * * * *
Shareholders Purchasing Fund Shares Through Ameriprise Financial
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:
Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

•
Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

•
Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great

A-2

grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

* * * * * *

Shareholders Purchasing Fund Share Through Raymond James & Associates, Inc.,
Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or Rights of
Accumulation

•	Breakpoints as described in this prospectus.

•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

TSF-56-TFGT-CO-1905

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